UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-04049

Deutsche Income Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	9/30

Date of reporting period:	9/30/2017

ITEM 1.	REPORT TO STOCKHOLDERS

September 30, 2017

Annual Report
to Shareholders

Deutsche GNMA Fund

Contents

3 Letter to Shareholders

5 Portfolio Management Review

10 Performance Summary

13 Portfolio Summary

14 Investment Portfolio

26 Statement of Assets and Liabilities

28 Statement of Operations

30 Statements of Changes in Net Assets

31 Financial Highlights

38 Notes to Financial Statements

56 Report of Independent Registered Public Accounting Firm

57 Information About Your Fund's Expenses

58 Tax Information

59 Advisory Agreement Board Considerations and Fee Evaluation

64 Board Members and Officers

69 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The fund may lend securities to approved institutions. See the prospectus for details.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

With the economy in its third-longest expansion on record, signals such as overheating or inflation pressures, traditional signals for the potential of a sharp slowdown or recession, are still notably absent. Our economists tell us that financial conditions remain generally supportive, and households and businesses overall are in good financial condition.

However, a shift into higher gear appears unlikely. While fiscal stimulus and tax/regulatory reform may come to pass, the scope is likely to be somewhat less than originally anticipated.

Against this backdrop, the financial markets remain generally upbeat, encouraged by a more positive global cycle with fewer downside risks. Even a shift in monetary policy, with some central banks raising short-term interest rates and others expected to do so before long, has been taken in stride. People seem to view the policy change as a healthy response to an improved outlook.

Of course, there are any number of potential risks that can alter this benevolent outlook and positive market sentiment. Our CIO Office and investment specialists continually monitor the issues and events that influence the markets in order to identify emerging risks as well as opportunities. Their views are updated regularly and available on our Web site — deutschefunds.com.

Thank you for your continued investment. We appreciate the opportunity to help you address your investment needs.

Best regards,

Brian Binder President, Deutsche Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 10 through 12 for more complete performance information.

GNMA securities in a nutshell

Government National Mortgage Association (GNMA) securities, commonly called "Ginnie Mae" securities, are backed by the full faith and credit of the U.S. government with respect to payment of principal and interest. Each GNMA mortgage-backed security represents an aggregated pool of homeowners' mortgages from which investors receive principal and interest payments each month. If interest rates fall, homeowners tend to refinance and pay off their existing mortgages earlier, and mortgage-backed investors are forced to reinvest the proceeds at lower prevailing rates. If interest rates rise, principal for the mortgages underlying GNMA securities tends to be repaid more slowly and an investor receives the coupon interest on the security over a longer time horizon. As a result, funds that invest primarily in GNMAs tend to perform best in environments in which interest rates do not change dramatically.

For the 12 months ended September 30, 2017, Deutsche GNMA Fund posted a –0.07% total return, compared with the 0.10% return of its benchmark, the Bloomberg Barclays GNMA Index. At the close of the period, the fund's duration stood at 4.8 years, compared with 4.2 years for the Bloomberg Barclays GNMA Index.

As the period opened, fixed income markets were reasonably stable, with expectations for continued gradual tightening by the U.S. Federal Reserve Board (the Fed) in the face of moderate growth. However, these expectations were upended by the results of the November 2016 U.S. elections, which left the Republicans in control of the White House and both houses of Congress. Treasury yields rose sharply in anticipation that the new administration would move to implement business-friendly measures, such as lower taxes, reduced regulation and increased infrastructure spending. Bond prices overall weakened as interest rates rose, and credit sensitive areas of the market generally outperformed. These trends remained generally in force into March of 2017, when a softening in global energy prices led inflation expectations and Treasury yields lower. March also saw the Republicans fail to agree on a plan to reform health care, raising uncertainty about the implementation of the Trump administration's overall economic agenda and further curtailing sentiment with respect to growth and inflation.

"At its September meeting, the Fed announced that it would begin to gradually reduce its holdings of mortgage-backed securities and Treasuries in October of 2017."

With unemployment at multi-year lows, the Fed remains committed to normalizing interest rates. Despite inflation readouts that were below its 2% target and a disappointing May jobs report, in June of 2017 the Fed implemented its third rate hike since December of 2016. While the Fed remained on hold at its next two meetings, in September it indicated that an additional rate hike before year end was likely. In addition, at its September meeting the Fed announced that it would begin to gradually reduce its holdings of mortgage-backed securities and Treasuries in October of 2017. The plan to reduce the Fed's balance sheet had been extensively foreshadowed and the market reaction to the announcement of the actual launch date was muted.

While backing off of the peaks reached in the immediate wake of the election, U.S. Treasury yields nonetheless finished the period notably higher, and the yield curve flattened as increases were more significant on shorter maturities. To illustrate, along the U.S. Treasury curve, the two-year yield rose from 0.77% to 1.44%, the five-year from 1.14% to 1.85%, the 10-year from 1.60% to 2.22%, the 20-year from 1.99% to 2.53% and the 30-year from 2.32% to 2.76%.

Performance for GNMAs modestly exceeded that of comparable-duration U.S. Treasuries over the 12 months ended September 30, 2017. Performance within GNMAs was generally led by higher coupon issues, as investors sought to minimize duration in anticipation of interest rates moving higher. Prices for more seasoned issues also benefited from the move to shorter duration assets.

Positive and Negative Contributors to Performance

Exposure to collateralized mortgage obligations (CMOs) was a leading positive contributor to the fund's performance relative to the benchmark. In particular, a position in seasoned interest-only securities provided incremental income and positive price performance. These issues carry higher yields in order to compensate for the fact that their value is completely dependent on the anticipated stream of income rather than any principal to be returned. As rates trended higher over much of the period and prepayment speeds declined, prices rose for these securities. Also within CMOs, a position in last cash flow securities, which offer protection against prepayment and more stable cash flows, also added to performance as interest rates eased from post-election highs and investors sought longer duration assets.

We have maintained an emphasis in the fund on higher-coupon mortgage pools with lower embedded interest rate sensitivity. In selecting these pools, we have sought to identify characteristics related to geography, size of underlying loans and seasoning of loans that suggest continued low levels of prepayments will persist despite historically low rates, easing of credit conditions and improvements in home equity valuations. Security selection was favorable within this segment, as prepayments on our holdings remained relatively low, and the position helped support the fund's yield.

Conversely, relative performance was constrained to a modest degree by the fund's yield curve positioning and stance with respect to overall portfolio duration. Our positioning along the curve was largely intended to add duration and help offset the impact of the fund's tilt toward higher coupons on the portfolio's interest rate sensitivity.

The fund used interest rate derivatives including U.S. Treasury futures and interest rate swap agreements as part of implementing the fund's positioning along the yield curve as well to hedge against certain risks.

Outlook and Positioning

Overall, we are comfortable with the fund’s continued focus on earning incremental income. We favor seasoned higher coupon GNMA pass-throughs with shorter durations and stable prepayments, although this position was trimmed on strength during the period. We continue to utilize "to-be-announced" MBS in order to help position the fund tactically. Despite the October launch of Federal Reserve balance sheet tapering, we do not expect a material widening in MBS spreads before year end.

In keeping with the May 2017 broadening of the fund’s charter, outside of the fund’s core GNMA allocation we are utilizing exposure to high quality, non-U.S. sovereign issues in order to implement directional views on interest rates, as well as views on the relative performance of different bond markets and currencies. We utilize derivatives including foreign government bond futures and swap agreements to gain exposure to non-U.S. markets, as well as forward currency contracts to both gain exposure to foreign currencies and hedge non-U.S. dollar denominated exposures. The use of derivatives in conjunction with the fund's non-U.S. bond and currency exposures had a modest positive impact on returns. The fund also holds modest out-of-benchmark positions in asset-backed securities and commercial mortgage-backed securities.

Our longer-term outlook and positioning is for rising rates. However, we will continue to utilize Treasury futures to make tactical shifts with respect to duration in response to changing market expectations for inflation and interest rates, and the fund ended the fiscal period with an above-benchmark duration. With regard to yield curve positioning, the fund is positioned for curves to flatten across several foreign markets while maintaining a neutral stance with respect to U.S. rates.

Portfolio Management Team

Scott Agi, CFA, Director

Portfolio Manager of the fund. Began managing the fund in 2014.

— Joined Deutsche Asset Management in 2006 with eight years of industry experience. Prior to joining, he served as an MBS Analyst at Bear Stearns, in Portfolio Analytics at TimesSquare Capital Management and as a Quantitative Analyst in the Municipal Bond Division at The Vanguard Group.

— Head of US Rates and Mortgage Backed Securities Sector Team: New York.

— BS in Finance, Albright College.

Gregory M. Staples, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2016.

— Joined Deutsche Asset Management in 2005 with 23 years of industry experience. Prior to joining, he served as a Senior Managing Director at MONY.

— Co-Head of Fixed Income for North America: New York.

— BA in Economics, Columbia College; MBA, New York University, Stern School of Business.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Bloomberg Barclays GNMA Index is an unmanaged, market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association. Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

The yield curve is a graphical representation of how yields on bonds of different maturities compare. Normally, yield curves slant up, as bonds with longer maturities typically offer higher yields than short-term bonds.

Mortgage-backed securities (MBS) are bonds that are secured by mortgage debt.

Duration, which is expressed in years, measures the sensitivity of the price of a bond or bond fund to a change in interest rates.

Spread refers to the incremental yield provided by non-U.S. Treasury securities relative to comparable-duration Treasuries.

Collateralized mortgage obligations (CMOs) are mortgage-backed securities with separate pools for different classes of bondholders.

Derivatives are contracts whose values can be based on a variety of instruments including indices, currencies or securities. They can be utilized for a variety of reasons including for hedging purposes; for risk management; for non-hedging purposes to seek to enhance potential gains; or as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility.

Credit quality measures a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations such as AAA, AA and so forth. The lower the rating the higher the probability of default. Credit quality does not remove market risk and is subject to change.

Performance Summary September 30, 2017 (Unaudited)

Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/17
Unadjusted for Sales Charge	–0.07%	0.68%	3.42%
Adjusted for the Maximum Sales Charge (max 2.75% load)	–2.82%	0.12%	3.13%
Bloomberg Barclays GNMA Index†	0.10%	1.64%	4.17%
Class T	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/17
Unadjusted for Sales Charge	–0.13%	0.61%	3.32%
Adjusted for the Maximum Sales Charge (max 2.50% load)	–2.63%	0.10%	3.06%
Bloomberg Barclays GNMA Index†	0.10%	1.64%	4.17%
Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/17
Unadjusted for Sales Charge	–0.82%	–0.08%	2.64%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	–0.82%	–0.08%	2.64%
Bloomberg Barclays GNMA Index†	0.10%	1.64%	4.17%
Class R	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/17
No Sales Charges	–0.39%	0.35%	3.03%
Bloomberg Barclays GNMA Index†	0.10%	1.64%	4.17%
Class R6		1-Year	Life of Class*
Average Annual Total Returns as of 9/30/17
No Sales Charges		0.11%	1.19%
Bloomberg Barclays GNMA Index†		0.10%	1.63%
Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/17
No Sales Charges	0.20%	0.95%	3.67%
Bloomberg Barclays GNMA Index†	0.10%	1.64%	4.17%
Institutional Class	1-Year	5-Year	Life of Class**
Average Annual Total Returns as of 9/30/17
No Sales Charges	0.17%	0.96%	3.24%
Bloomberg Barclays GNMA Index†	0.10%	1.64%	3.55%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2017 (March 16, 2017 for Class T shares) are 0.83%, 0.90% 1.58%, 1.21%, 0.57%, 0.56% and 0.52% for Class A, Class T, Class C, Class R, Class R6, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Returns shown for Class A and C shares for the periods prior to their inception on February 2, 2009, for Class R shares for the periods prior to its inception on May 1, 2012, and for Class T shares for the periods prior to its inception on June 5, 2017 are derived from the historical performance of Class S shares of Deutsche GNMA Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
■ Deutsche GNMA Fund — Class A ■ Bloomberg Barclays GNMA Index†

Yearly periods ended September 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* Class R6 shares commenced operations on February 2, 2015.

** Institutional Class shares commenced operations on February 2, 2009.

† The Bloomberg Barclays GNMA Index is an unmanaged, market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association.

	Class A	Class T	Class C	Class R	Class R6	Class S	Institutional Class
Net Asset Value
9/30/17	$ 13.72	$ 13.72	$ 13.73	$ 13.74	$ 13.73	$ 13.75	$ 13.73
6/5/17 (commencement of operations of Class T)	$ —	$ 13.87	$ —	$ —	$ —	$ —	$ —
9/30/16	$ 14.13	$ —	$ 14.13	$ 14.14	$ 14.14	$ 14.15	$ 14.14
Distribution Information as of 9/30/17
Income Dividends, Twelve Months	$ .39	$ .13***	$ .28	$ .34	$ .42	$ .43	$ .43
September Income Dividend	$ .0314	$ .0310	$ .0230	$ .0282	$ .0344	$ .0346	$ .0350
SEC 30-day Yield††	1.62%	1.76%	1.14%	1.52%	2.02%	2.10%	2.13%
Current Annualized Distribution Rate††	2.75%	2.71%	2.01%	2.46%	3.01%	3.02%	3.06%

*** For the period from June 5, 2017 (commencement of operations) to September 30, 2017.

†† The SEC yield is net investment income per share earned over the month ended September 30, 2017, shown as an annual percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 1.68%, 1.12% and 2.01% for Class T, Class R and Class R6 shares had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend as an annualized percentage of net asset value on September 30, 2017. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 2.63%, 2.06% and 3.00% for Class T, Class R and Class R6 shares had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

Portfolio Summary (Unaudited)

Asset Allocation (As a % of Net Assets)	9/30/17	9/30/16

Government National Mortgage Association	102%	91%
Government & Agency Obligations	10%	5%
Collateralized Mortgage Obligations — Government National Mortgage Association	12%	12%
Collateralized Mortgage Obligations — Other	5%	7%
Asset-Backed	2%	—
Commercial Mortgage-Backed Securities	1%	—
U.S. Government Agency Sponsored Pass-Throughs	0%	4%
Cash Equivalents and Other Assets and Liabilities, net	–32%	–19%
	100%	100%

Coupons*	9/30/17	9/30/16

Less than 3.5%	31%	42%
3.5%–4.49%	45%	24%
4.5%–5.49%	14%	18%
5.5%–6.49%	9%	15%
6.5%–7.49%	1%	1%
	100%	100%

* Excludes Cash Equivalents, Securities Lending Collateral and U.S. Treasury Bills.

Interest Rate Sensitivity	9/30/17	9/30/16

Effective Maturity	10.7 years	7.0 years
Effective Duration	4.8 years	3.0 years

Effective maturity is the weighted average of the maturity date of bonds held by the fund taking into consideration any available maturity shortening features.

Effective duration is an approximate measure of the fund's sensitivity to interest rate changes taking into consideration any maturity shortening features.

Portfolio holdings and characteristics are subject to change.

For more complete details about the fund's investment portfolio, see page 14. A quarterly Fact Sheet is available on deutschefunds.com or upon request. Please see the Account Management Resources section on page 69 for contact information.

Investment Portfolio as of September 30, 2017

		Principal Amount ($)(a)	Value ($)

Government National Mortgage Association 102.4%
Government National Mortgage Association:
2.99%, with various maturities from 3/15/2042 until 6/15/2042		1,839,398	1,862,703
3.0%, with various maturities from 9/15/2042 until 10/1/2047 (b)		439,541,960	446,125,581
3.1%, with various maturities from 10/15/2041 until 2/15/2042		2,466,853	2,515,037
3.25%, with various maturities from 9/15/2042 until 11/15/2042		3,727,664	3,841,792
3.5%, with various maturities from 11/20/2041 until 10/1/2047 (b)		712,524,203	742,261,537
4.0%, with various maturities from 8/20/2030 until 6/20/2047		276,132,004	293,173,019
4.25%, with various maturities from 3/15/2041 until 10/15/2041		842,127	894,573
4.49%, with various maturities from 6/15/2041 until 7/15/2041		1,180,257	1,262,194
4.5%, with various maturities from 6/20/2033 until 6/20/2047		121,881,614	131,774,841
4.55%, 1/15/2041		2,860,719	3,078,083
4.625%, 5/15/2041		307,880	332,582
5.0%, with various maturities from 3/20/2029 until 7/20/2041		116,781,526	128,631,442
5.5%, with various maturities from 1/15/2034 until 6/15/2042		98,595,006	111,568,222
6.0%, with various maturities from 12/15/2022 until 2/20/2039		87,882,174	101,291,486
6.5%, with various maturities from 6/20/2032 until 3/20/2041		16,644,107	18,797,647
7.0%, with various maturities from 9/15/2035 until 4/20/2039		2,890,371	3,199,773
7.5%, with various maturities from 6/20/2022 until 8/20/2032		139,658	166,922
Total Government National Mortgage Association (Cost $1,996,986,732)			1,990,777,434

Asset-Backed 2.0%
Automobile Receivables 0.3%
AmeriCredit Automobile Receivables Trust, "A3", Series 2017-1, 1.87%, 8/18/2021		5,670,000	5,667,904
Credit Card Receivables 0.8%
Chase Issuance Trust, "A", Series 2017-A2, 1-month USD-LIBOR + 0.40%, 1.634%*, 3/15/2024		14,540,000	14,589,362
Miscellaneous 0.9%
Domino's Pizza Master Issuer LLC, "A23", Series 2017-1A, 144A, 4.118%, 7/25/2047		17,740,000	17,957,493
Total Asset-Backed (Cost $37,949,808)			38,214,759

Commercial Mortgage-Backed Securities 0.8%
Fannie Mae Grantor Trust, "A", Series 2017-T1, 2.898%, 6/25/2027		5,998,716	5,973,146
FHLMC Multifamily Structured Pass-Through Securities, "X1", Series K055, Interest only, 1.502%*, 3/25/2026		99,451,271	9,415,400
Total Commercial Mortgage-Backed Securities (Cost $15,435,507)			15,388,546

Collateralized Mortgage Obligations 17.0%
Fannie Mae Whole Loan, "IO2", Series 2007-W8, Interest Only, 6.0%, 9/25/2037		340,486	64,428
Federal Home Loan Mortgage Corp.:
"EA", Series 2530, Principal Only, Zero Coupon, 1/15/2032		634,180	561,347
"OH", Series 3382, Principal Only, Zero Coupon, 11/15/2037		336,127	304,916
"PT", Series 3586, 1.632%*, 2/15/2038		4,268,215	3,857,275
"YI", Series 3936, Interest Only, 3.0%, 6/15/2025		540,039	6,717
"AI", Series 4016, Interest Only, 3.0%, 9/15/2025		8,902,676	393,655
"DI", Series 3952, Interest Only, 3.0%, 11/15/2025		1,649,870	82,143
"EI", Series 3953, Interest Only, 3.0%, 11/15/2025		1,845,192	65,369
"IO", Series 3974, Interest Only, 3.0%, 12/15/2025		2,024,228	119,924
"GI", Series 3985, Interest Only, 3.0%, 10/15/2026		1,165,584	84,123
"DI", Series 4010, Interest Only, 3.0%, 2/15/2027		1,755,939	137,140
"PI", Series 4017, Interest Only, 3.0%, 3/15/2027		1,775,546	148,563
"IK", Series 4048, Interest Only, 3.0%, 5/15/2027		4,022,625	379,243
"CZ", Series 4113, 3.0%, 9/15/2042		4,549,454	4,316,475
"EI", Series 3749, Interest Only, 3.5%, 3/15/2025		1,819,038	112,039
"PI", Series 3940, Interest Only, 4.0%, 2/15/2041		9,797,034	1,402,827
"C25", Series 304, Interest Only, 4.0%, 10/15/2041		21,216,277	4,333,372
"C1", Series 329, Interest only, 4.0%, 12/15/2041		33,459,431	6,398,208
"UA", Series 4298, 4.0%, 2/15/2054		3,441,194	3,488,143
"UZ", Series 4339, 4.0%, 2/15/2054		8,973,896	9,429,602
"PI", Series 3843, Interest Only, 4.5%, 5/15/2038		9,756,131	790,370
"C32", Series 303, Interest Only, 4.5%, 12/15/2042		33,290,860	6,858,878
"C28", Series 303, Interest only, 4.5%, 1/15/2043		42,967,333	9,227,330
"57", Series 256, Interest Only, 5.0%, 3/15/2023		456,136	22,789
"IO", Series 2580, Interest Only, 6.0%, 3/15/2033		289,985	56,042
"MI", Series 3871, Interest Only, 6.0%, 4/15/2040		1,459,560	123,105
"IJ", Series 4472, Interest Only, 6.0%, 11/15/2043		14,446,119	3,094,209
"A", Series 172, Interest Only, 6.5%, 1/1/2024		142,743	20,279
"C22", Series 324, Interest Only, 6.5%, 4/15/2039		18,722,230	4,736,130
Federal National Mortgage Association:
"CO", Series 2013-117, Principal Only, Zero Coupon, 5/25/2033		3,292,241	2,603,481
"AY", Series 2013-6, 2.0%, 2/25/2043		1,244,000	1,063,341
"DI", Series 2011-136, Interest Only, 3.0%, 1/25/2026		1,767,277	96,710
"IB", Series 2013-35, Interest Only, 3.0%, 4/25/2033		18,038,415	2,455,407
"Z", Series 2013-44, 3.0%, 5/25/2043		4,100,074	3,827,212
"HI", Series 2010-123, Interest Only, 3.5%, 3/25/2024		964,286	11,352
"KI", Series 2011-72, Interest Only, 3.5%, 3/25/2025		1,053,615	7,569
''IO", Series 2012-146, Interest Only, 3.5%, 1/25/2043		11,584,334	2,191,583
"LZ", Series 2013-6, 3.5%, 2/25/2043		862,850	846,694
"BI", Series 2011-42, Interest Only, 4.0%, 8/25/2025		468,628	6,312
"4", Series 406, Interest Only, 4.0%, 9/25/2040		7,789,297	1,517,248
"C2", Series 410, Interest Only, 4.0%, 4/25/2042		8,016,882	1,681,648
"25", Series 351, Interest Only, 4.5%, 5/25/2019		380,257	8,314
"20", Series 334, Interest Only, 5.0%, 3/25/2018		37,233	105
"21", Series 334, Interest Only, 5.0%, 3/25/2018		49,369	140
''23", Series 339, Interest Only, 5.0%, 6/25/2018		47,127	304
"27", Series 351, Interest Only, 5.0%, 4/25/2019		205,474	4,925
"26", Series 381, Interest Only, 5.0%, 12/25/2020		120,978	5,527
"IO", Series 2016-26, Interest Only, 5.0%, 5/25/2046		38,588,674	7,813,535
"KT", Series 2007-32, 5.5%, 4/25/2037		1,102,788	1,224,631
"UI", Series 2010-126, Interest Only, 5.5%, 10/25/2040		16,629,964	3,415,693
"IO", Series 2014-70, Interest Only, 5.5%, 10/25/2044		19,837,285	4,579,322
"BI", Series 2015-97, Interest Only, 5.5%, 1/25/2046		17,109,163	3,840,915
"WI", Series 2011-59, Interest Only, 6.0%, 5/25/2040		2,224,460	117,268
"HI", Series 2010-2, Interest Only, 6.5%, 2/25/2040		2,519,669	1,005,915
Government National Mortgage Association:
"PO", Series 2007-18, Principal Only, Zero Coupon, 5/20/2035		1,350,349	1,052,795
"KO", Series 2013-38, Principal Only, Zero Coupon, 1/20/2043		2,325,858	1,355,690
"PB", Series 2012-90, 2.5%, 7/20/2042		7,000,000	6,295,326
"BZ", Series 2013-79, 3.0%, 5/20/2043		11,386,437	10,950,700
"LZ", Series 2013-180, 3.0%, 11/16/2043		22,983,621	22,030,640
"WZ", Series 2014-99, 3.0%, 7/16/2044		8,857,794	8,482,490
"MT", Series 2015-92, 3.0%, 1/20/2045		10,000,000	9,632,053
"PY", Series 2015-123, 3.0%, 9/20/2045		10,688,000	10,353,063
"GU", Series 2016-5, 3.0%, 1/20/2046		5,017,000	5,021,581
"AC", Series 2016-23, 3.0%, 2/20/2046		7,591,682	7,439,367
"AC", Series 2016-19, 3.0%, 2/20/2046		8,114,000	7,978,560
"LM", Series 2016-18, 3.0%, 2/20/2046		6,644,000	6,512,441
"ZB", Series 2016-161, 3.0%, 11/20/2046		22,202,313	20,610,003
"DI", Series 2014-102, Interest Only, 3.5%, 7/16/2029		4,569,520	425,649
"PI", Series 2012-47, Interest Only, 3.5%, 12/20/2039		13,135,614	1,004,642
"AD", Series 2014-190, 3.5%, 8/20/2040		7,386,614	7,662,486
"JI", Series 2013-10, Interest Only, 3.5%, 1/20/2043		20,287,160	4,040,786
"ID", Series 2013-70, Interest Only, 3.5%, 5/20/2043		9,006,515	1,636,768
"MZ", Series 2014-27, 3.5%, 12/20/2043		3,740,265	3,768,418
"EP", Series 2013-147, 3.625%, 12/20/2039		5,669,000	5,918,464
"IP", Series 2015-50, Interest Only, 4.0%, 9/20/2040		34,623,022	2,573,650
"Z", Series 2014-4, 4.0%, 1/20/2044		12,736,856	13,773,584
"LZ", Series 2014-44, 4.0%, 3/16/2044		8,459,399	9,277,776
"PI", Series 2015-40, Interest Only, 4.0%, 4/20/2044		8,694,112	1,143,778
"LI", Series 2009-104, Interest Only, 4.5%, 12/16/2018		475,577	7,701
"ZC", Series 2003-86, 4.5%, 10/20/2033		905,300	974,132
"NI", Series 2010-44, Interest Only, 4.5%, 10/20/2037		76,279	428
"TI", Series 2010-115, Interest Only, 4.5%, 10/20/2037		194,320	982
"PI", Series 2010-94, Interest Only, 4.5%, 12/20/2037		248,649	1,581
"CI", Series 2010-87, Interest Only, 4.5%, 11/20/2038		1,500,000	98,028
"IN", Series 2011-18, Interest Only, 4.5%, 5/20/2039		1,051,703	51,717
"PI", Series 2014-108, Interest Only, 4.5%, 12/20/2039		7,134,572	1,208,690
"ZA", Series 2010-3, 4.5%, 1/20/2040		4,233,237	4,601,180
"ZV", Series 2011-73, 4.5%, 5/20/2041		26,581,068	28,646,970
"IP", Series 2014-11, Interest Only, 4.5%, 1/20/2043		7,780,087	1,190,900
"IP", Series 2014-115, Interest Only, 4.5%, 2/20/2044		5,406,033	973,192
"ZB", Series 2004-31, 5.0%, 4/20/2034		3,912,019	4,249,118
"ZA", Series 2006-47, 5.0%, 8/16/2036		9,206,892	9,982,362
"IJ", Series 2010-41, Interest Only, 5.0%, 9/20/2038		432,353	11,950
"UZ", Series 2010-37, 5.0%, 3/20/2040		1,579,819	1,836,031
"AI", Series 2008-46, Interest Only, 5.5%, 5/16/2023		225,096	5,792
"AI", Series 2008-40, Interest Only, 5.5%, 5/16/2023		360,579	13,472
"PC", Series 2003-19, 5.5%, 3/16/2033		2,053,302	2,257,153
"MI", Series 2004-38, Interest Only, 5.5%, 11/20/2033		352,726	19,621
"PI", Series 2005-73, Interest Only, 5.5%, 12/20/2034		425,325	10,700
"Z", Series 2006-12, 5.5%, 3/20/2036		122,174	150,043
"HZ", Series 2009-43, 5.5%, 6/20/2039		2,606,128	3,006,735
"YI", Series 2010-147, Interest Only, 5.5%, 7/16/2039		288,817	18,695
"DZ", Series 2009-106, 5.5%, 11/20/2039		222,869	278,727
"IA", Series 2012-64, Interest Only, 5.5%, 5/16/2042		9,178,737	2,231,874
"CI", Series 2009-42, Interest Only, 6.0%, 8/16/2035		587,656	119,074
"IP", Series 2009-118, Interest Only, 6.5%, 12/16/2039		865,750	221,654
"SB", Series 2014-81, 1-month USD-LIBOR + 16.400%, 17.634%* , 6/20/2044		636,115	807,702
Total Collateralized Mortgage Obligations (Cost $321,782,575)			330,856,706

U.S. Government Agency Sponsored Pass-Throughs 0.0%
Federal Home Loan Mortgage Corp., 7.0%, 10/1/2038		163,172	178,980
Federal National Mortgage Association, 4.0%, 9/1/2040		716,821	761,391
Total U.S. Government Agency Sponsored Pass-Throughs (Cost $947,648)			940,371

Government & Agency Obligations 10.3%
Other Government Related 1.1%
The European Financial Stability Facility, REG S, 1.25%, 5/24/2033	EUR	17,836,000	20,996,349
Sovereign Bonds 2.5%
French Republic Government Bond OAT, 144A, REG S, 1.75%, 5/25/2066	EUR	14,823,397	16,221,913
Government of Canada, 2.75%, 12/1/2064	CAD	15,682,000	13,563,626
Kingdom of Sweden, Series 1053, 3.5%, 3/30/2039	SEK	123,610,000	20,262,151
			50,047,690
U.S. Treasury Obligations 6.7%
U.S. Treasury Bill, 1.18%**, 8/16/2018 (c)		8,464,000	8,368,768
U.S. Treasury Bond, 2.875%, 11/15/2046		6,050,000	6,071,506
U.S. Treasury Inflation-Indexed Bond, 0.875%, 2/15/2047		15,352,157	15,129,033
U.S. Treasury Notes:
0.75%, 10/31/2017 (d) (e)		45,000,000	44,989,650
1.75%, 5/31/2022		46,100,000	45,799,270
2.375%, 5/15/2027		10,000,000	10,041,406
			130,399,633
Total Government & Agency Obligations (Cost $201,653,819)			201,443,672

Corporate Bond 0.4%
DNB Boligkreditt AS, 144A, 2.5%, 3/28/2022 (Cost $6,980,400)		7,000,000	7,050,092

	Shares	Value ($)

Cash Equivalents 2.6%
Deutsche Central Cash Management Government Fund, 1.06% (f) (Cost $50,082,978)	50,082,978	50,082,978

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $2,631,819,467)	135.5	2,634,754,558
Other Assets and Liabilities, Net	(35.5)	(690,253,548)
Net Assets	100.0	1,944,501,010

* Variable or floating rate security. These securities are shown at their current rate as of September 30, 2017. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description above. Certain variable rate securities are not based on a published reference rate and spread but adjust periodically based on current market conditions, prepayment of underlying positions and/or other variables.

** Annualized yield at time of purchase; not a coupon rate.

(a) Principal amount stated in U.S. dollars unless otherwise noted.

(b) When-issued or delayed delivery security included.

(c) At September 30, 2017, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(d) At September 30, 2017, this security has been pledged, in whole or in part, to cover initial margin requirements for open centrally cleared swap contracts.

(e) At September 30, 2017, this security has been pledged, in whole or in part, as collateral for open over-the-counter derivatives.

(f) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

Principal Only: Principal Only (PO) bonds represent the "principal only" portion of payments on a pool of underlying mortgages or mortgage-backed securities.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

LIBOR: London Interbank Offered Rate

Included in the portfolio are investments in mortgage- or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At September 30, 2017, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Depreciation ($)
10 Year Australian Bond	AUD	12/15/2017	615	62,652,656	61,285,749	(1,366,907)
10 Year U.S. Treasury Note	USD	12/19/2017	337	42,589,036	42,230,313	(358,723)
5 Year U.S. Treasury Note	USD	12/29/2017	387	45,984,238	45,472,500	(511,738)
Total unrealized depreciation						(2,237,368)

At September 30, 2017, open futures contracts sold were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation ($)
Euro-BUXL 30 Year Bond	EUR	12/7/2017	106	20,971,949	20,453,448	518,501
Euro-OAT French Government Bond	EUR	12/7/2017	587	108,559,430	107,632,938	926,492
U.S. Treasury Long Bond	USD	12/19/2017	47	7,295,182	7,182,188	112,994
Ultra 10 Year U.S. Treasury Note	USD	12/19/2017	993	134,188,809	133,387,828	800,981
Ultra Long U.S. Treasury Bond	USD	12/19/2017	128	21,351,601	21,136,000	215,601
Total unrealized appreciation						2,574,569

At September 30, 2017, open interest rate swap contracts were as follows:

Centrally Cleared Swaps
Cash Flows Paid by the Fund/ Frequency	Cash Flows Received by the Fund/ Frequency	Effective/ Expiration Dates	Notional Amount	Currency	Value ($)	Upfront Payment Paid/ (Received) ($)	Unrealized Appreciation/ (Depreciation) ($)
Fixed — 1.698%/ Semi- Annually	Floating — 3-Month LIBOR/ Quarterly	12/20/2017 12/20/2019	239,200,000	USD	491,293	—	491,293
Fixed — 0.228%/ Annually	Floating — 3-Month STIBOR/ Quarterly	7/18/2017 7/18/2021	664,900,000	SEK	(200,197)	—	(200,197)
Fixed — 2.45%/ Semi- Annually	Floating — 3-Month LIBOR/ Quarterly	12/20/2017 12/20/2032	27,300,000	USD	(4,013)	—	(4,013)
Fixed — 2.522%/ Semi- Annually	Floating — 3-Month LIBOR/ Quarterly	12/20/2017 12/20/2037	46,300,000	USD	(68,218)	—	(68,218)
Fixed — 2.518%/ Semi- Annually	Floating — 3-Month CDOR/ Semi- Annually	7/11/2017 7/11/2047	23,625,834	CAD	515,810	661	515,149
Floating — 3-Month CDOR/ Semi- Annually	Fixed — 1.805%/ Semi- Annually	7/11/2017 7/11/2022	107,351,113	CAD	(1,123,939)	(1,340)	(1,122,599)
Floating — 3-Month LIBOR/ Quarterly	Fixed — 2.5%/ Semi- Annually	12/20/2017 12/20/2027	39,500,000	USD	670,062	1,510,715	(840,653)
Total net unrealized depreciation							(1,229,238)

CDOR: Canadian Dollar Offered Rate; 3-Month CDOR rate at September 30, 2017 is 1.42%

LIBOR: London Interbank Offered Rate; 3-Month LIBOR rate at September 30, 2017 is 1.33%.

STIBOR: Stockholm Interbank Offered Rate; 3-Month STIBOR rate at September 30, 2017 is –0.47%

At September 30, 2017, open total return swap contracts were as follows:

Bilateral Swaps
Pay/Receive Return of the Reference Index	Fixed Cash Flows Received/ Frequency	Counterparty/ Expiration Date	Notional Amount	Currency	Value ($)	Upfront Payments Paid ($)	Unrealized Appreciation ($)
Markit IOS INDEX FN30.400.10	4.0%/ Monthly	Goldman Sachs & Co. 1/12/2041	7,693,090	USD	51,172	—	51,172

As of September 30, 2017, the Fund had the following open forward foreign currency contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
USD	20,301,284	GBP	15,450,088	10/5/2017	405,355	Citigroup, Inc.
NZD	27,695,768	JPY	2,265,333,799	10/13/2017	145,389	Australia and New Zealand Banking Group Ltd.
NOK	159,309,797	USD	20,033,709	10/31/2017	17,527	JPMorgan Chase Securities, Inc.
NZD	26,917,078	USD	19,905,314	11/8/2017	478,377	Australia and New Zealand Banking Group Ltd.
EUR	32,952,185	USD	39,634,921	12/1/2017	558,268	Toronto-Dominion Bank
Total unrealized appreciation					1,604,916

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
EUR	17,591,000	USD	20,189,805	10/5/2017	(606,659)	Citigroup, Inc.
GBP	15,450,088	USD	20,048,343	10/5/2017	(658,296)	Toronto-Dominion Bank
JPY	2,265,209,168	NZD	27,695,768	10/13/2017	(144,280)	Australia and New Zealand Banking Group Ltd.
SEK	167,403,000	USD	20,213,359	10/18/2017	(360,740)	Danske Bank AS
USD	15,794,916	CAD	19,248,000	10/19/2017	(366,534)	Canadian Imperial Bank of Commerce
CAD	19,248,000	USD	15,267,769	10/19/2017	(160,613)	HSBC Holdings PLC
EUR	13,922,000	USD	16,066,308	10/24/2017	(409,804)	HSBC Holdings PLC
USD	20,019,830	NOK	159,309,797	10/31/2017	(3,647)	JPMorgan Chase Securities, Inc.
USD	19,434,399	NZD	26,917,078	11/8/2017	(7,462)	Australia and New Zealand Banking Group Ltd.
CAD	18,214,000	USD	14,446,842	11/30/2017	(156,252)	Citigroup, Inc.
USD	39,137,310	EUR	32,952,185	12/1/2017	(60,658)	JPMorgan Chase Securities, Inc.
Total unrealized depreciation					(2,934,945)

Currency Abbreviations
AUD Australian Dollar CAD Canadian Dollar EUR Euro GBP British Pound JPY Japanese Yen NOK Norwegian Krone NZD New Zealand Dollar SEK Swedish Krona USD United States Dollar

For information on the Fund's policy and additional disclosures regarding futures contracts, interest rate swap contracts, total return swap contracts and forward foreign currency contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2017 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (g)
Government National Mortgage Association	$ —	$ 1,990,777,434	$ —	$ 1,990,777,434
Asset-Backed	—	38,214,759	—	38,214,759
Commercial Mortgage-Backed Securities	—	15,388,546	—	15,388,546
Collateralized Mortgage Obligations	—	330,856,706	—	330,856,706
U.S. Government Agency Sponsored Pass-Throughs	—	940,371	—	940,371
Government & Agency Obligations	—	201,443,672	—	201,443,672
Corporate Bond	—	7,050,092	—	7,050,092
Short-Term Investments	50,082,978	—	—	50,082,978
Derivatives (h)
Futures Contracts	2,574,569	—	—	2,574,569
Interest Rate Swap Contracts	—	1,006,442	—	1,006,442
Total Return Swap Contracts	—	51,172	—	51,172
Forward Foreign Currency Contracts	—	1,604,916	—	1,604,916
Total	$ 52,657,547	$ 2,587,334,110	$ —	$ 2,639,991,657
Liabilities	Level 1	Level 2	Level 3	Total

Derivatives (h)
Futures Contracts	$ (2,237,368)	$ —	$ —	$ (2,237,368)
Interest Rate Swap Contracts	—	(2,235,680)	—	(2,235,680)
Forward Foreign Currency Contracts	—	(2,934,945)	—	(2,934,945)
Total	$ (2,237,368)	$ (5,170,625)	$ —	$ (7,407,993)

There have been no transfers between fair value measurement levels during the year ended September 30, 2017.

(g) See Investment Portfolio for additional detailed categorizations.

(h) Derivatives include unrealized appreciation (depreciation) on open futures contracts, interest rate swap contracts, total return swap contracts and forward foreign currency contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of September 30, 2017
Assets
Investments in non-affiliated securities, at value (cost $2,581,736,489)	$ 2,584,671,580
Investment in Deutsche Central Cash Management Government Fund (cost $50,082,978)	50,082,978
Cash	184,541
Cash held as collateral for forward commitments	954,228
Receivable for return of collateral pledged for forward commitments	2,183,984
Receivable for investments sold — forward commitments	288,326,977
Receivable for Fund shares sold	249,345
Interest receivable	9,158,431
Unrealized appreciation on bilateral swap contracts	51,172
Unrealized appreciation on forward foreign currency contracts	1,604,916
Other assets	34,813
Total assets	2,937,502,965
Liabilities
Foreign cash overdraft, at value (cost $174,399)	204,159
Payable for investments purchased	579,801
Payable for investments purchased — forward commitments	980,344,594
Payable for Fund shares redeemed	5,025,679
Payable for variation margin on futures contracts	391,392
Payable for variation margin on centrally cleared swaps	254,934
Payable upon return of collateral for forward commitments	954,228
Unrealized depreciation on forward foreign currency contracts	2,934,945
Accrued management fee	503,251
Accrued Trustees' fees	6,963
Other accrued expenses and payables	1,802,009
Total liabilities	993,001,955
Net assets, at value	1,944,501,010

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of September 30, 2017 (continued)
Net Assets Consist of
Undistributed net investment income	1,359,161
Net unrealized appreciation (depreciation) on: Investments	2,935,091
Swap contracts	(1,178,066)
Futures	337,201
Foreign currency	(25,228)
Forward foreign currency contracts	(1,330,029)
Accumulated net realized gain (loss)	(246,666,298)
Paid-in capital	2,189,069,178
Net assets, at value	$ 1,944,501,010
Net Asset Value
Class A Net Asset Value, offering and redemption price per share ($798,606,401 ÷ 58,196,006 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 13.72
Maximum offering price per share (100 ÷ 97.25 of $13.72)	$ 14.11
Class T Net Asset Value, offering and redemption price per share ($9,985 ÷ 727.7 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 13.72
Maximum offering price per share (100 ÷ 97.50 of $13.72)	$ 14.07

Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($44,071,506 ÷ 3,209,482 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 13.73
Class R Net Asset Value, offering and redemption price per share ($1,680,605 ÷ 122,276 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 13.74
Class R6 Net Asset Value, offering and redemption price per share ($10,318 ÷ 751.5 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 13.73
Class S Net Asset Value, offering and redemption price per share ($1,088,261,794 ÷ 79,174,295 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 13.75
Institutional Class Net Asset Value, offering and redemption price per share ($11,860,401 ÷ 863,957 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 13.73

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended September 30, 2017
Investment Income
Income: Interest	$ 37,950,447
Income distributions — Deutsche Central Cash Management Government Fund	722,634
Other income	59,333
Total income	38,732,414
Expenses: Management fee	4,750,173
Administration fee	1,513,701
Services to shareholders	1,521,762
Distribution and service fees	1,168,716
Custodian fee	72,322
Professional fees	146,409
Reports to shareholders	92,112
Registration fees	99,729
Trustees' fees and expenses	74,204
Other	167,338
Total expenses before expense reductions	9,606,466
Expense reductions	(1,146)
Total expenses after expense reductions	9,605,320
Net investment income	29,127,094
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	15,391,834
Swap contracts	(171,454)
Futures	(4,459,702)
Forward foreign currency contracts	(351,562)
Foreign currency	(179,471)
Payments by affiliates (See Note G)	1,597
10,231,242
Change in net unrealized appreciation (depreciation) on: Investments	(39,465,444)
Swap contracts	3,844,073
Futures	(408,777)
Forward foreign currency contracts	(1,330,029)
Foreign currency	(25,228)
(37,385,405)
Net gain (loss)	(27,154,163)
Net increase (decrease) in net assets resulting from operations	$ 1,972,931

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Years Ended September 30,
	2017	2016
Operations: Net investment income	$ 29,127,094	$ 30,109,385
Net realized gain (loss)	10,231,242	(1,930,959)
Change in net unrealized appreciation (depreciation)	(37,385,405)	3,445,408
Net increase (decrease) in net assets resulting from operations	1,972,931	31,623,834
Distributions to shareholders from: Net investment income: Class A	(8,576,159)	(1,512,672)
Class T*	(92)	—
Class C	(733,306)	(749,677)
Class R	(36,860)	(17,271)
Class R6	(313)	(293)
Class S	(34,773,666)	(37,583,682)
Institutional Class	(320,053)	(318,502)
Total distributions	(44,440,449)	(40,182,097)
Fund share transactions: Proceeds from shares sold	64,578,394	144,332,666
Reinvestment of distributions	35,270,228	30,817,452
Payments for shares redeemed	(325,172,599)	(270,337,315)
Net assets acquired in tax-free reorganization**	872,610,182	—
Net increase (decrease) in net assets from Fund share transactions	647,286,205	(95,187,197)
Increase (decrease) in net assets	604,818,687	(103,745,460)
Net assets at beginning of period	1,339,682,323	1,443,427,783
Net assets at end of period (including undistributed net investment income of $1,359,161 and $2,539,601, respectively)	$ 1,944,501,010	$ 1,339,682,323

* For the period from June 5, 2017 (commencement of operations of Class T) to September 30, 2017.

** On May 22, 2017, Deutsche Strategic Government Security Fund was acquired by the Fund through a tax-free reorganization (see Note H).

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	Years Ended September 30,
	2017	2016	2015	2014	2013
Selected Per Share Data
Net asset value, beginning of period	$ 14.13	$ 14.21	$ 14.49	$ 14.35	$ 15.55
Income (loss) from investment operations: Net investment income[a]	.25	.27	.32	.35	.27
Net realized and unrealized gain (loss)	(.27)	.02	(.14)	.31	(.93)
Total from investment operations	(.02)	.29	.18	.66	(.66)
Less distributions from: Net investment income	(.39)	(.37)	(.46)	(.52)	(.54)
Net asset value, end of period	$ 13.72	$ 14.13	$ 14.21	$ 14.49	$ 14.35
Total Return (%)[b]	(.07)	1.97	1.30	4.71	(4.31)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	799	54	63	80	155
Ratio of expenses (%)	.79	.83	.82	.81	.79
Ratio of net investment income (%)	1.77	1.93	2.24	2.44	1.82
Portfolio turnover rate (%)	426	339	199	339	348
[a] Based on average shares outstanding during the period. [b] Total return does not reflect the effect of any sales charges.

Class T	Period Ended 9/30/17[a]

Selected Per Share Data
Net asset value, beginning of period	$ 13.87
Income (loss) from investment operations: Net investment income[b]	.06
Net realized and unrealized gain (loss)	(.08)
Total from investment operations	(.02)
Less distributions from: Net investment income	(.13)
Net asset value, end of period	$ 13.72
Total Return (%)[c]	(.16)d**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	10
Ratio of expenses before expense reductions (%)	.95*
Ratio of expenses after expense reductions (%)	.87*
Ratio of net investment income (%)	1.59*
Portfolio turnover rate (%)	426[e]

[a] For the period from June 5, 2017 (commencement of operations) to September 30, 2017.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

[e] Represents the Funds’s portfolio turnover rate for the year ended September 30, 2017.

* Annualized

** Not annualized

Class C	Years Ended September 30,
	2017	2016	2015	2014	2013
Selected Per Share Data
Net asset value, beginning of period	$ 14.13	$ 14.22	$ 14.50	$ 14.36	$ 15.56
Income (loss) from investment operations: Net investment income[a]	.14	.17	.21	.24	.16
Net realized and unrealized gain (loss)	(.26)	.01	(.14)	.31	(.93)
Total from investment operations	(.12)	.18	.07	.55	(.77)
Less distributions from: Net investment income	(.28)	(.27)	(.35)	(.41)	(.43)
Net asset value, end of period	$ 13.73	$ 14.13	$ 14.22	$ 14.50	$ 14.36
Total Return (%)[b]	(.82)	1.21	.54	3.91	(5.04)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	44	35	43	58	101
Ratio of expenses (%)	1.55	1.58	1.57	1.56	1.56
Ratio of net investment income (%)	1.01	1.17	1.47	1.69	1.05
Portfolio turnover rate (%)	426	339	199	339	348
[a] Based on average shares outstanding during the period. [b] Total return does not reflect the effect of any sales charges.

Class R	Years Ended September 30,
	2017	2016	2015	2014	2013
Selected Per Share Data
Net asset value, beginning of period	$ 14.14	$ 14.23	$ 14.51	$ 14.37	$ 15.58
Income (loss) from investment operations: Net investment income[a]	.20	.23	.28	.30	.24
Net realized and unrealized gain (loss)	(.26)	.01	(.15)	.31	(.94)
Total from investment operations	(.06)	.24	.13	.61	(.70)
Less distributions from: Net investment income	(.34)	(.33)	(.41)	(.47)	(.51)
Net asset value, end of period	$ 13.74	$ 14.14	$ 14.23	$ 14.51	$ 14.37
Total Return (%)	(.39)[b]	1.66[b]	.97[b]	4.35[b]	(4.62)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	1.77		.79	.60
Ratio of expenses before expense reductions (%)	1.20	1.21	1.24	1.25	1.18
Ratio of expenses after expense reductions (%)	1.12	1.17	1.11	1.17	1.18
Ratio of net investment income (%)	1.44	1.61	1.96	2.12	1.62
Portfolio turnover rate (%)	426	339	199	339	348
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced.

Class R6	Years Ended September 30,		Period Ended 9/30/15[a]
	2017	2016
Selected Per Share Data
Net asset value, beginning of period	$ 14.14	$ 14.22	$ 14.45
Income (loss) from investment operations: Net investment income[b]	.27	.31	.22
Net realized and unrealized gain (loss)	(.26)	.02	(.12)
Total from investment operations	.01	.33	.10
Less distributions from: Net investment income	(.42)	(.41)	(.33)
Net asset value, end of period	$ 13.73	$ 14.14	$ 14.22
Total Return (%)	.11[c]	2.28	.77c**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	10	10	10
Ratio of expenses before expense reductions (%)	.68	.57	.78*
Ratio of expenses after expense reductions (%)	.62	.57	.61*
Ratio of net investment income (%)	1.94	2.17	2.32*
Portfolio turnover rate (%)	426	339	199[d]

[a] For the period from February 2, 2015 (commencement of operations) to September 30, 2015.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Represents the Fund's portfolio turnover rate for the year ended September 30, 2015.

* Annualized

** Not annualized

Class S	Years Ended September 30,
	2017	2016	2015	2014	2013
Selected Per Share Data
Net asset value, beginning of period	$ 14.15	$ 14.23	$ 14.52	$ 14.37	$ 15.58
Income (loss) from investment operations: Net investment income[a]	.28	.31	.36	.39	.31
Net realized and unrealized gain (loss)	(.25)	.02	(.15)	.32	(.95)
Total from investment operations	.03	.33	.21	.71	(.64)
Less distributions from: Net investment income	(.43)	(.41)	(.50)	(.56)	(.57)
Net asset value, end of period	$ 13.75	$ 14.15	$ 14.23	$ 14.52	$ 14.37
Total Return (%)	.20	2.32	1.50	5.04	(4.10)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,088	1,241	1,335	1,522	1,707
Ratio of expenses (%)	.56	.56	.55	.55	.55
Ratio of net investment income (%)	2.00	2.20	2.50	2.72	2.06
Portfolio turnover rate (%)	426	339	199	339	348
[a] Based on average shares outstanding during the period.

Institutional Class	Years Ended September 30,
	2017	2016	2015	2014	2013
Selected Per Share Data
Net asset value, beginning of period	$ 14.14	$ 14.23	$ 14.51	$ 14.35	$ 15.56
Income (loss) from investment operations: Net investment income[a]	.27	.32	.36	.39	.31
Net realized and unrealized gain (loss)	(.25)	.01	(.14)	.33	(.94)
Total from investment operations	.02	.33	.22	.72	(.63)
Less distributions from: Net investment income	(.43)	(.42)	(.50)	(.56)	(.58)
Net asset value, end of period	$ 13.73	$ 14.14	$ 14.23	$ 14.51	$ 14.35
Total Return (%)	.17	2.33	1.51	5.13	(4.13)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	12	9	2	2	8
Ratio of expenses (%)	.58	.52	.57	.53	.53
Ratio of net investment income (%)	1.98	2.25	2.51	2.67	2.08
Portfolio turnover rate (%)	426	339	199	339	348
[a] Based on average shares outstanding during the period.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche GNMA Fund (the "Fund") is a diversified series of Deutsche Income Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class R and Class R6 shares are not subject to an initial or contingent deferred sales charge and are only available to participants in certain retirement plans. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions. Class T shares commenced operations on June 5, 2017. Class T shares are subject to an initial sales charge and are only available through certain financial intermediaries.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees, and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting, subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Debt securities are valued at prices supplied by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer; analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed, but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Prior to October 24, 2016, Deutsche Bank AG served as security lending agent for the Fund. Effective October 24, 2016, Brown Brothers Harriman & Co. serves as security lending agent to the Fund. The lending agent lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund managed by Deutsche Investment Management Americas Inc. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.13% annualized effective rate as of September 30, 2017) on the cash collateral invested in Deutsche Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

During the period ended September 30, 2017, the Fund had no securities on loan.

Forward Commitments. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The Fund may sell the forward commitment security before the settlement date or enter into a new commitment to extend the delivery date into the future. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund or the counterparty may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

Certain risks may arise upon entering into when-issued, delayed delivery or forward commitment transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic or other factors. Such transactions may also have the effect of leverage on the Fund and may cause the Fund to be more volatile. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At September 30, 2017, the Fund had a net tax basis capital loss carryforward of approximately $243,447,000, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($148,433,000) and long-term losses ($95,014,000).

The Fund has reviewed the tax positions for the open tax years as of September 30, 2017 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures, investments in swap contracts, paydown losses on mortgage backed securities, premium amortization on debt securities, forward currency contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At September 30, 2017, the Fund's components of distributable earnings (accumulated losses) on a tax basis are as follows:

Capital loss carryforwards	$ (243,447,000)
Net unrealized appreciation (depreciation) on investments	$ (9,820,860)

At September 30, 2017, the aggregate cost of investments for federal income tax purposes was $2,633,298,483. The net unrealized depreciation for all investments based on tax cost was $9,820,860. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $31,115,558 and aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value of $40,936,418.

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended September 30,
	2017	2016
Distributions from ordinary income*	$ 44,440,449	$ 40,182,097

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on the trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a centrally cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

Total Return Swap Contracts. Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. One counterparty pays out the total return of the reference security or index underlying the total return swap, and in return receives a fixed or variable rate. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payments in the event of a negative total return. For the year ended September 30, 2017, the Fund entered into total return swap transactions as a means of gaining exposure to a particular asset class without investing directly in such asset class.

A summary of the open total return swap contracts as of September 30, 2017 is included in a table following the Fund’s Investment Portfolio. For the year ended September 30, 2017, the investment in total return swap contracts had a total notional amount generally indicative of a range from $7,693,000 to approximately $38,209,000.

Interest Rate Swaps. Interest rate swaps are agreements in which the Fund agrees to pay to the counterparty a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. For the year ended September 30, 2017, the Fund entered into interest rate swap agreements to gain exposure to different parts of the yield curve while managing overall duration and for non-hedging purposes to seek to enhance potential gains.

A summary of the open interest rate swap contracts as of September 30, 2017 is included in a table following the Fund's Investment Portfolio. For the year ended September 30, 2017, the investment in interest rate swap contracts had a total USD equivalent notional amount generally indicative of a range from approximately $46,873,000 to $538,904,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended September 30, 2017, the Fund entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration and for non-hedging purposes to seek to enhance potential gains.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of September 30, 2017 is included in a table following the Fund's Investment Portfolio. For the year ended September 30, 2017, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $29,628,000 to $148,989,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $169,797,000 to $477,396,000.

Forward Foreign Currency Contracts. A forward foreign currency contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended September 30, 2017, the Fund entered into forward currency contracts in order to hedge against anticipated currency market changes and for non-hedging purposes to seek to enhance potential gains. Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts.

A summary of the open forward currency contracts as of September 30, 2017 is included in a table following the Fund's Investment Portfolio. For the year ended September 30, 2017, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $0 to approximately $185,806,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from $0 to approximately $114,688,000. The investment in forward currency contracts long vs. other foreign currencies sold had a total contract value generally indicative of a range from $0 to approximately $81,835,000.

The following tables summarize the value of the Fund's derivative instruments held as of September 30, 2017 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Swap Contracts	Futures Contracts	Forward Contracts	Total
Interest Rate Contracts (a) (b)	$ 1,057,614	$ 2,574,569	$ —	$ 3,632,183
Foreign Exchange Contracts (b)	—	—	1,604,916	1,604,916
	$ 1,057,614	$ 2,574,569	$ 1,604,916	$ 5,237,099

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Includes cumulative appreciation of futures and centrally cleared swap contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(b) Unrealized appreciation on bilateral swap contracts and forward foreign currency contracts

Liability Derivatives	Swap Contracts	Futures Contracts	Forward Contracts	Total
Interest Rate Contracts (c)	$ (2,235,680)	$ (2,237,368)	$ —	$ (4,473,048)
Foreign Exchange Contracts (d)	—	—	(2,934,945)	(2,934,945)
	$ (2,235,680)	$ (2,237,368)	$ (2,934,945)	$ (7,407,993)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(c) Includes cumulative depreciation of futures and centrally cleared swap contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(d) Unrealized depreciation on forward foreign currency contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended September 30, 2017 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Swap Contracts	Futures Contracts	Forward Contracts	Total
Interest Rate Contracts (e)	$ (171,454)	$ (4,459,702)	$ —	$ (4,631,156)
Foreign Exchange Contracts (e)	—	—	(351,562)	(351,562)
	$ (171,454)	$ (4,459,702)	$ (351,562)	$ (4,982,718)
Each of the above derivatives is located in the following Statement of Operations accounts: (e) Net realized gain (loss) on swap contracts, futures and forward foreign currency contracts, respectively

	Swap Contracts	Futures Contracts	Forward Contracts	Total
Interest Rate Contracts (f)	$ 3,844,073	$ (408,777)	$ —	$ 3,435,296
Foreign Exchange Contracts (f)	—	—	(1,330,029)	(1,330,029)
	$ 3,844,073	$ (408,777)	$ (1,330,029)	$ 2,105,267

Each of the above derivatives is located in the following Statement of Operations accounts:

(f) Change in net unrealized appreciation (depreciation) on swap contracts, futures and forward foreign currency contracts, respectively

As of September 30, 2017, the Fund has transactions subject to enforceable master netting agreements which govern the terms of certain transactions, and reduce the counterparty risk associated with such transactions. Master netting agreements allow a Fund to close out and net total exposure to a counterparty in the event of a deterioration in the credit quality or contractual default with respect to all of the transactions with a counterparty. As defined by the master netting agreement, the Fund may have collateral agreements with certain counterparties to mitigate risk. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivatives assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by a counterparty, including any collateral exposure, is included in the following tables:

Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets
Australia and New Zealand Banking Group Ltd.	$ 623,766	$ (151,742)	$ —	$ —	$ 472,024
Citigroup, Inc.	405,355	(405,355)	—	—	—
Goldman Sachs & Co.	51,172	—	—	—	51,172
JPMorgan Chase Securities, Inc.	17,527	(17,527)	—	—	—
Toronto- Dominion Bank	558,268	(558,268)	—	—	—
	$ 1,656,088	$ (1,132,892)	$ —	$ —	$ 523,196
Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities
Australia and New Zealand Banking Group Ltd.	$ 151,742	$ (151,742)	$ —	$ —	$ —
Canadian Imperial Bank of Commerce	366,534	—	—	—	366,534
Citigroup, Inc.	762,911	(405,355)	(357,556)	—	—
Danske Bank AS	360,740	—	(80,981)	—	279,759
HSBC Holdings PLC	570,417	—	—	—	570,417
JPMorgan Chase Securities, Inc.	64,305	(17,527)	—	—	46,778
Toronto- Dominion Bank	658,296	(558,268)	—	—	100,028
	$ 2,934,945	$ (1,132,892)	$ (438,537)	$ —	$ 1,363,516

C. Purchases and Sales of Securities

During the year ended September 30, 2017, purchases and sales of investment securities (excluding short-term investments and U.S. Treasury obligations) aggregated $8,119,149,095 and $7,957,214,603, respectively. Purchases and sales of U.S. Treasury obligations aggregated $197,757,109 and $170,858,196, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Prior to May 22, 2017, under the Investment Management Agreement with the Advisor, the Fund paid a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $5.0 billion of the Fund's average daily net assets	.315%
Next $1.0 billion of such net assets	.300%
Over $6.0 billion of such net assets	.285%

Effective May 22, 2017, under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $1.0 billion of the Fund's average daily net assets	.315%
Next $1.5 billion of such net assets	.310%
Next $2.5 billion of such net assets	.300%
Next $2.5 billion of such net assets	.280%
Next $2.5 billion of such net assets	.260%
Next $2.5 billion of such net assets	.240%
Over $12.5 billion of such net assets	.220%

Accordingly, for the year ended September 30, 2017, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.31% of the Fund's average daily net assets.

For the period from October 1, 2016 to September 30, 2017 (through January 31, 2018 for Class R) and for the period from June 5, 2017 (commencement of operations) through January 31, 2018 for Class T, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	.87%
Class T	.87%
Class C	1.62%
Class R	1.12%
Class R6	.62%
Class S	.62%
Institutional Class	.62%

Effective October 1, 2017 to September 30,2018, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of certain classes as follows:

Class A	.91%
Class C	1.66%
Class R6	.66%
Class S	.66%
Institutional Class	.66%

Effective February 1, 2018 to September 30,2018, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of certain classes as follows:

Class T	.91%
Class R	1.16%

For the year ended September 30, 2017, fees waived and/or expenses reimbursed for certain classes are as follows:

Class T	$ 3
Class R	1,137
Class R6	6
$ 1,146

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended September 30, 2017, the Administration Fee was $1,513,701, of which $161,197 is unpaid.

Service Provider Fees. Deutsche AM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended September 30, 2017 and for the period from June 5, 2017 (commencement of operations) to September 30, 2017 for Class T shares, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at September 30, 2017
Class A	$ 163,796	$ 131,439
Class T	7	7
Class C	4,168	2,520
Class R	54	19
Class R6	21	8
Class S	666,565	217,650
Institutional Class	370	211
	$ 834,981	$ 351,854

Distribution and Service Fees. Under the Fund's Class C and Class R 12b-1 plans, Deutsche AM Distributors, Inc. ("DDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class C shares and 0.25% of the average daily net assets of Class R shares. In accordance with the Fund's Underwriting and Distribution Service Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C and R shares. For the year ended September 30, 2017, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at September 30, 2017
Class C	$ 274,610	$ 27,461
Class R	3,688	351
	$ 278,298	$ 27,812

In addition, DDI provides information and administrative services for a fee ("Service Fee") to Class A, T, C and R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended September 30, 2017 and for the period from June 5, 2017 (commencement of operations) to September 30, 2017 for Class T shares, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at September 30, 2017	Annual Rate
Class A	$ 795,505	$ 688,050.24%
Class T	8	8.25%
Class C	91,228	39,170.25%
Class R	3,677	1,442.25%
	$ 890,418	$ 728,670

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended September 30, 2017 aggregated $7,863.

In addition, DDI receives any contingent deferred sales charge ("CDSC") from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the year ended September 30, 2017, the CDSC for Class C shares aggregated $1,754. A deferred sales charge of up to 0.50% is assessed on certain redemptions of Class A shares. For the year ended September 30, 2017, DDI received $7,624 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended September 30, 2017, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $19,521, of which $8,446 was unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Deutsche Central Cash Management Government Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Deutsche Central Cash Management Government Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Deutsche Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at September 30, 2017.

F. Fund Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended September 30, 2017		Year Ended September 30, 2016
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	787,142	$ 10,924,670	1,101,151	$ 15,560,375
Class T*	721	10,000	—	—
Class C	62,507	870,267	352,836	4,991,556
Class R	70,035	971,750	63,860	903,461
Class S	3,353,070	46,501,617	6,141,055	87,057,210
Institutional Class	379,511	5,300,090	2,532,905	35,820,064
		$ 64,578,394		$ 144,332,666
Shares issued to shareholders in reinvestment of distributions
Class A	544,494	$ 7,495,110	96,744	$ 1,365,132
Class T*	7	92	—	—
Class C	49,276	681,210	49,673	701,469
Class R	2,665	36,860	1,222	17,271
Class R6	23	313	21	293
Class S	1,931,305	26,737,781	2,010,072	28,414,871
Institutional Class	23,063	318,862	22,544	318,416
		$ 35,270,228		$ 30,817,452
Shares redeemed
Class A	(5,177,304)	$ (71,418,019)	(1,795,206)	$ (25,359,050)
Class C	(1,102,767)	(15,271,535)	(944,207)	(13,347,631)
Class R	(27,593)	(381,492)	(41,741)	(591,502)
Class S	(16,737,166)	(232,323,815)	(14,260,595)	(201,899,429)
Institutional Class	(417,768)	(5,777,738)	(2,058,044)	(29,139,703)
		$ (325,172,599)		$ (270,337,315)
Shares issued in tax-free reorganization**
Class A	58,205,855	804,378,952	—	—
Class C	1,705,106	23,581,148	—	—
Class S	2,950,183	40,830,724	—	—
Institutional Class	276,165	3,819,358	—	—
		$ 872,610,182		$ —
Net increase (decrease)
Class A	54,360,187	$ 751,380,713	(597,311)	$ (8,433,543)
Class T*	728	10,092	—	—
Class C	714,122	9,861,090	(541,698)	(7,654,606)
Class R	45,107	627,118	23,341	329,230
Class R6	23	313	21	293
Class S	(8,502,608)	(118,253,693)	(6,109,468)	(86,427,348)
Institutional Class	260,971	3,660,572	497,405	6,998,777
		$ 647,286,205		$ (95,187,197)

* For the period from June 5, 2017 (commencement of operations of Class T) to September 30, 2017.

** On May 22, 2017, Deutsche Strategic Government Security Fund was acquired by the Fund through a tax-free reorganization (see Note H).

G. Payment by Affiliate

During the year ended September 30, 2017, the Advisor agreed to reimburse the Fund $1,597 for a loss incurred on a trade executed incorrectly. The amount reimbursed was less than 0.01% of the Fund’s average net assets, thus having no impact on the Fund’s total return.

H. Acquisition of Assets

On May 22, 2017, Deutsche GNMA Fund (the "Fund") acquired all of the net assets of Deutsche Strategic Government Securities Fund pursuant to a plan of reorganization approved by the Board of Directors of Deutsche Strategic Government Securities Fund and the Board of Trustees of Deutsche GNMA Fund. The acquisition was accomplished by a tax-free exchange of 101,913,711 Class A shares, 2,982,372 Class C shares, 5,172,350 Class S shares and 485,350 Institutional Class shares of Deutsche Strategic Government Securities Fund for 58,205,855 Class A shares, 1,705,106 Class C shares, 2,950,183 Class S shares and 276,165 Institutional Class shares of the Fund, respectively, outstanding on May 22, 2017. Deutsche Strategic Government Securities Fund's net assets at that date, $872,610,182 including $8,724,609 of net unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $1,170,668,462. The combined net assets of the Fund immediately following the acquisition were $2,043,278,644.

The financial statements reflect the operations of the Funds for the period prior to the acquisition and the combined fund for the period subsequent to the fund merger. Assuming the acquisition having been completed on October 1, 2017, the Fund's pro forma results of operations for the period ended September 30, 2017 are as follows:

Net investment income	$ 40,646,108
Net gain (loss) on investments	$ (43,925,550)
Net increase (decrease) in net assets resulting from operations	$ (3,279,442)

Because the combined investment portfolio has been managed as a single integrated Fund since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Deutsche Strategic Government Securities Fund that have been included in the Fund’s Statement of Operations since May 22, 2017.

Report of Independent Registered Public Accounting Firm

To the Trustees of Deutsche Income Trust and the Shareholders of the Deutsche GNMA Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Deutsche GNMA Fund (the "Fund") as of September 30, 2017, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of September 30, 2017 by correspondence with the custodian, transfer agent, brokers and the application of alternative auditing procedures where confirmations had not been received, provide a reasonable basis for our opinion.

Boston, Massachusetts November 27, 2017	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class T, Class R and Class R6 shares limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (April 1, 2017 to September 30, 2017).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended September 30, 2017 (Unaudited)
Actual Fund Return	Class A	Class T*	Class C	Class R	Class R6	Class S	Institutional Class
Beginning Account Value 4/1/17	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/17	$ 1,010.50	$ 998.40	$ 1,007.40	$ 1,008.90	$ 1,011.80	$ 1,012.60	$ 1,012.10
Expenses Paid per $1,000**	$ 3.93	$ 2.79	$ 7.65	$ 5.69	$ 3.13	$ 2.77	$ 2.93
Hypothetical 5% Fund Return	Class A	Class T	Class C	Class R	Class R6	Class S	Institutional Class
Beginning Account Value 4/1/17	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/17	$ 1,021.16	$ 1,020.71	$ 1,017.45	$ 1,019.40	$ 1,021.96	$ 1,022.31	$ 1,022.16
Expenses Paid per $1,000**	$ 3.95	$ 4.41	$ 7.69	$ 5.72	$ 3.14	$ 2.79	$ 2.94

* For the period from June 5, 2017 (commencement of operations of Class T) to September 30, 2017.

** Expenses (hypothetical expenses if Class T had been in existence from April 1, 2017) are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 183 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class T	Class C	Class R	Class R6	Class S	Institutional Class
Deutsche GNMA Fund	.78%	.87%	1.52%	1.13%	.62%	.55%	.58%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the "Board" or "Trustees") approved the renewal of Deutsche GNMA Fund’s (the "Fund") investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2017.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the "Independent Trustees").

— The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

— The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG’s ("Deutsche Bank") Asset Management ("Deutsche AM") division. Deutsche AM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Funds in Review" (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2016, the Fund’s performance (Class A shares) was in the 2nd quartile, 2nd quartile and 3rd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2016.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. ("Broadridge") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2016). The Board considered that the Fund implemented new management fee breakpoints to accommodate the merger of Deutsche Strategic Government Securities Fund into the Fund, effective on May 22, 2017. The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (1st quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2016, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Broadridge Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board also considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable Deutsche U.S. registered funds ("Deutsche Funds"), noting that DIMA indicated that it does not provide services to any other comparable Deutsche Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors ("Deutsche Europe funds") managed by Deutsche AM. The Board noted that DIMA indicated that Deutsche AM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Advisory Agreement Amendment

At a meeting held in February 2017, the Board of Trustees, all members of which are Independent Trustees, approved an amendment to the Fund’s Agreement to adopt a revised management fee schedule under the Agreement adding additional breakpoints. The revised management fee schedule took effect upon the completion of the merger of the Deutsche Strategic Government Securities Fund into the Fund (the "Merger") on May 22, 2017.

In connection with its review of the amendment in February 2017, the Board noted that it most recently approved the renewal of the Agreement pursuant to a process that concluded in September 2016. The Board also received a report from a fee consultant retained by the Board regarding the proposed fees for the Fund following the Merger. In addition, the Board considered:

— With the exception of the revised management fee schedule, the terms of the Agreement remained the same.

— At the expected asset levels of the Fund after the Merger, the effective fee rate under the revised management fee schedule would be lower.

— DIMA’s statement that there would be no reduction in services to the Fund as a result of the revised management fee schedule.

Based on all of the information considered, the Board concluded that the revised management fee schedule was reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA. The Board unanimously determined that approval of the revised management fee schedule was in the best interests of the Fund.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, Deutsche Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	93	—
Kenneth C. Froewiss (1945) Vice Chairperson since 2017, Board Member since 2001	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	96	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International. Not-for-Profit Director, Trustee: Palm Beach Civic Association; Public Radio International; Window to the World Communications (public media); Harris Theater for Music and Dance (Chicago)	93	Portland General Electric[2] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The Pew Charitable Trusts (charitable organization); former Directorships: Becton Dickinson and Company[2] (medical technology company); Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	93	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	93	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Independent Directors Council (former chair); Investment Company Institute (executive and nominating committees); formerly: Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); Knoebel Institute for Healthy Aging, University of Denver (2017–present); former Directorships: Prisma Energy International	93	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	93	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	93	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	93	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	93	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	93	—

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Brian E. Binder[8] (1972) President and Chief Executive Officer, 2013–present	Managing Director[3] and Head of US Product and Fund Administration, Deutsche Asset Management (2013–present); Director and President, Deutsche AM Service Company (since 2016); Director and Vice President, Deutsche AM Distributors, Inc. (since 2016); Director and President, DB Investment Managers, Inc. (since 2016); formerly, Head of Business Management and Consulting at Invesco, Ltd. (2010–2012)
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] Deutsche Asset Management; Chief Legal Officer, Deutsche Investment Management Americas Inc. (2015–present); and Director and Vice President, Deutsche AM Trust Company (since 2016); formerly, Secretary, Deutsche Investment Management Americas Inc. (2015–2017)
Hepsen Uzcan[9] (1974) Vice President, since 2016 Assistant Secretary, 2013–present	Director,[3] Deutsche Asset Management
Paul H. Schubert[9] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[3] Deutsche Asset Management, and Chairman, Director and President, Deutsche AM Trust Company (since 2013); Vice President, Deutsche AM Distributors, Inc. (since 2016); formerly, Director, Deutsche AM Trust Company (2004–2013)
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] Deutsche Asset Management; formerly, Secretary, Deutsche AM Distributors, Inc.; Secretary, Deutsche AM Service Company
Scott D. Hogan[7] (1970) Chief Compliance Officer, since 2016	Director,[3] Deutsche Asset Management
Wayne Salit[6] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Asset Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Sheila Cadogan[7] (1966) Assistant Treasurer, since July 12, 2017	Director,[3] Deutsche Asset Management
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management
Diane Kenneally[7] (1966) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One International Place, Boston, MA 02110.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

9 Address: 345 Park Avenue, New York, New York 10154.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, T, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

deutschefunds.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund's current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: Deutsche AM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

	Class A	Class T	Class C	Class S	Institutional Class
Nasdaq Symbol	GGGGX	GIGTX	GCGGX	SGINX	GIGGX
CUSIP Number	25155T 718	25155T 320	25155T 692	25155T 684	25155T 676
Fund Number	1093	1731	1393	2393	1493

For shareholders of Class R and R6
Automated Information Line	Deutsche AM Flex Plan Access (800) 728-3337 24-hour access to your retirement plan account.
Web Site

deutschefunds.com

Click "Retirement Plans" to reallocate assets, process transactions, review your funds, and subscribe to fund updates by e-mail through our secure online account access.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	Deutsche AM Service Company 222 South Riverside Plaza Chicago, IL 60606-5806

	Class R	Class R6
Nasdaq Symbol	GRGGX	GRRGX
CUSIP Number	25155T 304	25155T 429
Fund Number	1593	1693

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

deutsche GNMA Fund form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended September 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2017	$96,075	$0	$0	$0
2016	$92,779	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended September 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2017	$0	$0	$0
2016	$0	$52,339	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended September 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2017	$0	$0	$0	$0
2016	$0	$52,339	$0	$52,339

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2016 and 2017 financial statements, the Fund entered into an engagement letter with PwC. The terms of the engagement letter required by PwC, and agreed to by the Fund’s Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or the services provided there-under.

***

In a letter provided to the Audit Committee pursuant to PCAOB Rule 3526 and dated July 19, 2016, PwC informed the Audit Committee that PwC had identified circumstances where PwC maintains lending relationships with owners of greater than 10% of the shares of certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X. PwC informed the Audit Committee that these lending relationships are inconsistent with the SEC Staff’s interpretation of Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”).

The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the Fund as well as all registered investment companies advised by Deutsche Investment Management Americas Inc. (the “Adviser”), the Fund’s investment adviser, and its affiliates, including other subsidiaries of the Adviser’s parent company, Deutsche Bank AG (collectively, the “Deutsche Funds Complex”). PwC’s lending relationships effect PwC’s independence under the SEC Staff’s interpretation of the Loan Rule with respect to all investment companies in the Deutsche Funds Complex.

In its July 19, 2016 letter, PwC affirmed to the Audit Committee that, as of the date of the letter, PwC is an independent accountant with respect to the Fund, within the meaning of PCAOB Rule 3520. In its letter, PwC also informed the Audit Committee that, after evaluating the facts and circumstances and the applicable independence rules, PwC has concluded that with regard to its compliance with the independence criteria set forth in the rules and regulations of the SEC related to the Loan Rule, it believes that it remains objective and impartial despite matters that may ultimately be determined to be inconsistent with these criteria and therefore it can continue to serve as the Fund’s registered public accounting firm. PwC informed the Audit Committee that its conclusion was based on a number of factors, including, among others, PwC’s belief that the lenders are not able to impact the impartiality of PwC or assert any influence over the investment companies in the Deutsche Funds Complex whose shares the lenders own or the applicable investment company’s investment adviser; and the lenders receive no direct benefit from their ownership of the investment companies in the Deutsche Funds Complex in separate accounts maintained on behalf of their insurance contract holders. In addition, the individuals at PwC who arranged PwC’s lending relationships have no oversight of, or ability to influence, the individuals at PwC who conducted the audits of the Fund’s financial statements.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule issues as those described above. In that letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. The circumstances described in the no-action letter appear to be substantially similar to the circumstances that affected PwC’s independence under the Loan Rule with respect to the Fund. PwC confirmed to the Audit Committee that it meets the conditions of the no-action letter. In the no-action letter, the SEC Staff stated that the relief under the letter is temporary and will expire 18 months after the issuance of the letter.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, Deutsche Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche GNMA Fund, a series of Deutsche Income Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	11/29/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	11/29/2017

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	11/29/2017